		Exhibit 99.2

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)			Second Quarter

	2020	2019	'20 vs '19
			% Change

Interest income	$935,466	$1,020,970	(8.4)%
Interest expense	185,640	226,532	(18.1)

Net interest income	749,826	794,438	(5.6)
Provision for credit losses	300,573	35,688	742.2

Net interest income after provision for credit losses	449,253	758,750	(40.8)

Non-interest revenue:
Service charges on deposit accounts	36,255	42,853	(15.4)
Fiduciary and asset management fees	30,124	28,057	7.4
Card fees	20,136	22,037	(8.6)
Brokerage revenue	22,383	19,431	15.2
Mortgage banking income	35,757	12,962	175.9
Capital markets income	17,294	14,161	22.1
Income from bank-owned life insurance	13,794	10,466	31.8
Investment securities gains/(losses), net	78,144	(1,771)	nm
Gain on sale and fair value increase, net, of private equity investments	4,452	2,313	nm
Other non-interest revenue	19,002	18,676	1.7

Total non-interest revenue	277,341	169,185	63.9

Non-interest expense:
Salaries and other personnel expense	309,274	282,436	9.5
Net occupancy, equipment, and software expense	83,921	78,245	7.3
Third-party processing and other services	42,846	36,875	16.2
Professional fees	25,980	15,660	65.9
FDIC insurance and other regulatory fees	12,129	14,629	(17.1)
Amortization of intangibles	5,280	5,802	(9.0)
Merger-related expense	—	57,140	nm
Earnout liability adjustments	4,908	—	nm
Loss on early extinguishment of debt, net	1,904	—	nm
Restructuring charges	6,042	37	nm
Other operating expenses	68,137	65,713	3.7

Total non-interest expense	560,421	556,537	0.7

Income before income taxes	166,173	371,398	(55.3)
Income tax expense	34,461	95,028	(63.7)

Net income	131,712	276,370	(52.3)

Less: Preferred stock dividends	16,581	6,300	163.2

Net income available to common shareholders	$115,131	$270,070	(57.4)%

Net income per common share, basic	$0.78	$1.70	(53.9)%

Net income per common share, diluted	0.78	1.68	(53.7)

Cash dividends declared per common share	0.66	0.60	10.0

Return on average assets *	0.52%	1.21%	(69)	bps
Return on average common equity *	5.15	12.46	(731)

Weighted average common shares outstanding, basic	147,300	159,148	(7.4)%
Weighted average common shares outstanding, diluted	148,067	160,908	(8.0)

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	2020		2019			Second Quarter

	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	'20 vs '19
						% Change

Interest income	$451,569	483,897	506,253	523,415	516,131	(12.5)%
Interest expense	75,003	110,637	106,985	121,318	118,869	(36.9)

Net interest income	376,566	373,260	399,268	402,097	397,262	(5.2)
Provision for credit losses	141,851	158,722	24,470	27,562	12,119	nm

Net interest income after provision for credit losses	234,715	214,538	374,798	374,535	385,143	(39.1)

Non-interest revenue:
Service charges on deposit accounts	15,567	20,689	22,385	22,952	21,994	(29.2)
Fiduciary and asset management fees	14,950	15,174	15,645	14,686	14,478	3.3
Card fees	9,186	10,950	11,325	12,297	11,161	(17.7)
Brokerage revenue	9,984	12,398	11,106	11,071	10,052	(0.7)
Mortgage banking income	23,530	12,227	9,287	10,351	7,907	197.6
Capital markets income	6,050	11,243	8,972	7,396	8,916	(32.1)
Income from bank-owned life insurance	7,756	6,038	5,620	5,139	5,176	49.8
Investment securities gains/(losses), net	69,409	8,734	(2,157)	(3,731)	(1,845)	nm
Gain on sale and fair value increase/(decrease) of private equity investments	8,707	(4,255)	8,100	1,194	1,455	nm
Other non-interest revenue	8,345	10,659	7,672	7,405	10,513	(20.6)

Total non-interest revenue	173,484	103,857	97,955	88,760	89,807	93.2

Non-interest expense:
Salaries and other personnel expense	159,597	149,678	145,084	142,516	143,009	11.6
Net occupancy, equipment, and software expense	41,727	42,194	42,644	41,017	39,851	4.7
Third-party processing and other services	21,366	21,480	20,293	18,528	19,118	11.8
Professional fees	15,305	10,675	9,921	9,719	9,312	64.4
FDIC insurance and other regulatory fees	6,851	5,278	9,825	7,242	7,867	(12.9)
Amortization of intangibles	2,640	2,640	2,901	2,901	2,410	9.5
Merger-related expense	—	—	(913)	353	7,401	nm
Earnout liability adjustments	4,908	—	—	10,457	—	nm
Loss on early extinguishment of debt, net	—	1,904	—	4,592	—	nm
Valuation adjustment to Visa derivative	—	—	1,111	2,500	—	nm
Restructuring charges	2,822	3,220	1,259	(66)	18	nm
Other operating expenses	28,925	39,210	33,996	36,551	35,140	(17.7)

Total non-interest expense	284,141	276,279	266,121	276,310	264,126	7.6

Income before income taxes	124,058	42,116	206,632	186,985	210,824	(41.2)
Income tax expense	30,866	3,595	54,948	51,259	54,640	(43.5)

Net income	93,192	38,521	151,684	135,726	156,184	(40.3)

Less: Preferred stock dividends	8,291	8,291	8,291	8,291	3,150	163.2

Net income available to common shareholders	$84,901	30,230	143,393	127,435	153,034	(44.5)%

Net income per common share, basic	$0.58	0.21	0.98	0.84	0.97	(40.7)%

Net income per common share, diluted	0.57	0.20	0.97	0.83	0.96	(40.3)

Cash dividends declared per common share	0.33	0.33	0.30	0.30	0.30	10.0

Return on average assets *	0.71%	0.32	1.27	1.14	1.34	(63)	bps
Return on average common equity *	7.48	2.75	13.08	11.36	13.90	(642)

Weighted average common shares outstanding, basic	147,288	147,311	146,948	152,238	157,389	(6.4)%
Weighted average common shares outstanding, diluted	147,733	148,401	148,529	154,043	159,077	(7.1)

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

BALANCE SHEET DATA	June 30, 2020	December 31, 2019	June 30, 2019

(Unaudited)

(In thousands, except share data)

ASSETS
Cash and due from banks	$572,169	$535,846	$549,616
Interest-bearing funds with Federal Reserve Bank	860,289	553,390	531,488
Interest earning deposits with banks	20,719	20,635	20,271
Federal funds sold and securities purchased under resale agreements	118,048	77,047	49,946
Cash and cash equivalents	1,571,225	1,186,918	1,151,321

Investment securities available for sale, at fair value	7,197,493	6,778,670	7,007,012
Loans held for sale ($266,306, $115,173, $81,855 measured at fair value, respectively)	900,936	115,173	86,716

Loans, net of deferred fees and costs	39,914,297	37,162,450	36,138,561
Allowance for loan losses	(588,648)	(281,402)	(257,376)
Loans, net	39,325,649	36,881,048	35,881,185

Cash surrender value of bank-owned life insurance	1,038,049	775,665	766,287
Premises and equipment, net	481,716	493,940	490,644
Goodwill	497,267	497,267	492,390
Other intangible assets, net	50,392	55,671	61,473
Receivable on unsettled securities sales	1,289,116	—	—
Other assets	1,770,146	1,418,930	1,381,175
Total assets	$54,121,989	$48,203,282	$47,318,203

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$12,555,714	$9,439,485	$9,205,066
Interest-bearing deposits	31,638,866	28,966,019	28,761,656

Total deposits	44,194,580	38,405,504	37,966,722

Federal funds purchased and securities sold under repurchase agreements	225,576	165,690	273,481
Other short-term borrowings	300,000	1,753,560	1,330,000
Long-term debt	2,327,921	2,153,897	2,306,072
Due on unsettled securities purchases	922,952	—	—
Other liabilities	1,097,992	782,941	688,112
Total liabilities	49,069,021	43,261,592	42,564,387

Shareholders' equity:
Preferred stock - no par value. Authorized 100,000,000 shares; issued 22,000,000, 22,000,000, and 8,000,000	537,145	537,145	195,140
Common stock - $1.00 par value. Authorized 342,857,143 shares; issued 167,405,730, 166,800,623, and 166,079,543; outstanding 147,312,703, 147,157,596, and 156,872,026	167,406	166,801	166,080
Additional paid-in capital	3,826,726	3,819,336	3,801,748
Treasury stock, at cost – 20,093,027, 19,643,027, and 9,207,517 shares	(731,806)	(715,560)	(344,901)
Accumulated other comprehensive income, net	202,970	65,641	49,289
Retained earnings	1,050,527	1,068,327	886,460
Total shareholders’ equity	5,052,968	4,941,690	4,753,816
Total liabilities and shareholders' equity	$54,121,989	$48,203,282	$47,318,203

Synovus
AVERAGE BALANCES AND YIELDS/RATES (1)
(Unaudited)	2020		2019
(Dollars in thousands)

	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter
Interest Earning Assets
Investment securities (2) (4)	$6,618,533	6,680,047	6,696,768	6,831,036	6,955,386
Yield	2.72%	3.09	3.12	3.14	3.03
Trading account assets (5)	$6,173	6,306	7,986	5,519	4,853
Yield	2.19%	2.70	2.69	4.01	1.83
Commercial loans (3) (4)	$30,236,919	27,607,343	26,698,202	26,567,719	26,353,701
Yield	3.95%	4.57	4.82	5.09	5.13
Consumer loans (3)	$9,899,172	9,985,702	9,809,832	9,633,603	9,423,427
Yield	4.34%	4.60	5.07	5.08	5.17
Allowance for loan losses	$(498,545)	(368,033)	(269,052)	(258,024)	(259,284)
Loans, net (3)	$39,637,546	37,225,012	36,238,982	35,943,298	35,517,844
Yield	4.08%	4.62	4.93	5.13	5.17
Mortgage loans held for sale	$221,157	86,415	117,909	99,556	70,497
Yield	3.09%	3.67	3.77	3.93	4.27
Other loans held for sale	$19,246	—	—	475	272
Yield	4.19%	—	—	—	—
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$1,709,086	652,130	514,635	513,160	511,488
Yield	0.11%	1.02	1.71	2.08	2.37
Federal Home Loan Bank and Federal Reserve Bank Stock (5)	$247,801	284,082	278,586	254,994	234,949
Yield	3.60%	3.38	2.85	3.85	3.29
Total interest earning assets	$48,459,542	44,933,992	43,854,866	43,648,038	43,295,289
Yield	3.75%	4.33	4.60	4.78	4.79
Interest-Bearing Liabilities
Interest-bearing demand deposits	$7,260,940	6,445,986	6,381,282	6,138,810	6,335,953
Rate	0.21%	0.51	0.60	0.69	0.71
Money Market accounts	$12,238,479	11,548,014	10,526,296	10,138,783	10,024,836
Rate	0.46%	1.00	1.13	1.26	1.23
Savings deposits	$1,036,024	926,822	915,640	900,366	904,183
Rate	0.02%	0.05	0.05	0.05	0.05
Time deposits under $100,000	$1,621,943	1,761,741	1,873,350	2,100,492	2,245,878
Rate	1.43%	1.64	1.27	1.39	1.39
Time deposits over $100,000	$4,772,555	5,051,705	5,198,266	5,957,691	6,331,665
Rate	1.80%	2.04	1.51	1.69	1.70
Other brokered deposits	$1,998,571	1,376,669	1,156,131	993,078	766,718
Rate	0.25%	1.42	1.84	2.47	2.46
Brokered time deposits	$2,244,429	2,166,496	2,121,069	2,119,149	1,985,589
Rate	1.86%	2.11	2.16	2.27	2.28
Total interest-bearing deposits	$31,172,941	29,277,433	28,172,034	28,348,369	28,594,822
Rate	0.73%	1.18	1.16	1.32	1.30
Federal funds purchased and securities sold under repurchase agreements	$250,232	167,324	192,731	221,045	300,168
Rate	0.12%	0.30	0.24	0.22	0.20
Other short-term borrowings	$550,000	1,384,362	1,565,507	1,307,370	1,090,581
Rate	1.23%	1.66	1.87	2.31	2.59
Long-term debt	$2,834,188	2,678,651	2,153,983	2,286,221	2,114,819
Rate	2.36%	2.78	3.07	3.32	3.53
Total interest-bearing liabilities	$34,807,361	33,507,770	32,084,255	32,163,005	32,100,390
Rate	0.86%	1.30	1.30	1.47	1.48
Non-interest-bearing demand deposits	$11,923,534	9,409,774	9,706,784	9,365,776	9,304,839
Cost of funds	0.65%	1.04	1.02	1.16	1.15
Net interest margin	3.13%	3.37	3.65	3.69	3.69
Taxable equivalent adjustment (4)	$861	786	769	819	811
(1) Yields and rates are annualized.
(2) Excludes net unrealized gains and losses.
(3) Average loans are shown net of unearned income. Non-performing loans are included.
(4) Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 21%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5) Included as a component of other assets on the consolidated balance sheet.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)	Total Loans	Total Loans	Linked Quarter	Total Loans	Year/Year
(Dollars in thousands)

Loan Type	June 30, 2020	March 31, 2020	% Change	June 30, 2019	% Change
Commercial, Financial, and Agricultural	$13,136,696	$11,018,155	19.2%	$9,716,939	35.2%
Owner-Occupied	6,801,580	6,643,287	2.4	6,511,805	4.4
Total Commercial & Industrial	19,938,276	17,661,442	12.9	16,228,744	22.9
Multi-Family	2,252,820	2,108,360	6.9	2,023,061	11.4
Hotels	1,364,511	1,314,053	3.8	1,244,519	9.6
Office Buildings	2,297,721	2,264,844	1.5	2,297,515	—
Shopping Centers	1,738,504	1,741,557	(0.2)	1,682,283	3.3
Warehouses	781,252	761,863	2.5	686,827	13.7
Other Investment Property	1,012,392	1,027,757	(1.5)	980,787	3.2
Total Investment Properties	9,447,200	9,218,434	2.5	8,914,992	6.0
1-4 Family Construction	229,999	255,005	(9.8)	276,068	(16.7)
1-4 Family Investment Mortgage	466,809	482,773	(3.3)	528,358	(11.6)
Total 1-4 Family Properties	696,808	737,778	(5.6)	804,426	(13.4)
Commercial Development	112,539	107,351	4.8	138,840	(18.9)
Residential Development	270,952	303,459	(10.7)	213,823	26.7
Land Acquisition	300,036	304,179	(1.4)	295,165	1.7
Land and Development	683,527	714,989	(4.4)	647,828	5.5
Total Commercial Real Estate	10,827,535	10,671,201	1.5	10,367,246	4.4
Consumer Mortgages	5,811,376	5,608,121	3.6	5,407,762	7.5
Home Equity Lines	1,710,264	1,778,862	(3.9)	1,650,745	3.6
Credit Cards	250,448	261,581	(4.3)	258,283	(3.0)
Other Consumer Loans	1,474,583	2,302,349	(36.0)	2,249,337	(34.4)
Total Consumer	9,246,671	9,950,913	(7.1)	9,566,127	(3.3)
Unearned Income	(98,185)	(25,532)	284.6	(23,556)	316.8
Total	$39,914,297	$38,258,024	4.3%	$36,138,561	10.4%

NON-PERFORMING LOANS COMPOSITION
(Unaudited)	Total Non-performing Loans	Total Non-performing Loans	Linked Quarter	Total Non-performing Loans	Year/Year
(Dollars in thousands)

Loan Type	June 30, 2020	March 31, 2020	% Change	June 30, 2019	% Change
Commercial, Financial, and Agricultural	$83,000	$99,287	(16.4)%	$72,934	13.8%
Owner-Occupied	19,605	17,357	13.0	13,465	45.6
Total Commercial & Industrial	102,605	116,644	(12.0)	86,399	18.8
Multi-Family	—	356	(100.0)	—	nm
Hotels	—	—	nm	—	nm
Office Buildings	836	836	—	300	178.7
Shopping Centers	409	712	(42.6)	671	(39.0)
Other Investment Property	393	308	27.6	7	nm
Total Investment Properties	1,638	2,212	(25.9)	978	67.5
1-4 Family Construction	2,593	278	832.7	208	nm
1-4 Family Investment Mortgage	1,844	2,047	(9.9)	1,637	12.6
Total 1-4 Family Properties	4,437	2,325	90.8	1,845	140.5
Commercial Development	840	596	40.9	—	nm
Residential Development	685	561	22.1	1,253	(45.3)
Land Acquisition	1,042	1,043	(0.1)	1,482	(29.7)
Land and Development	2,567	2,200	16.7	2,735	(6.1)
Total Commercial Real Estate	8,642	6,737	28.3	5,558	55.5
Consumer Mortgages	17,438	13,571	28.5	13,628	28.0
Home Equity Lines	14,200	12,475	13.8	13,830	2.7
Other Consumer Loans	4,552	6,860	(33.6)	4,667	(2.5)
Total Consumer	36,190	32,906	10.0	32,125	12.7
Total	$147,437	$156,287	(5.7)%	$124,082	18.8%

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2020		2019			Second Quarter

	Second	First	Fourth	Third	Second	'20 vs '19
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (NPLs)	$147,437	156,287	101,636	115,915	124,083	18.8%
Other Real Estate and Other Assets	30,242	33,679	35,810	35,400	15,479	95.4

Non-performing Assets (NPAs)	177,679	189,966	137,446	151,315	139,562	27.3

Allowance for Loan Losses (ALL)	588,648	493,452	281,402	265,013	257,376	128.7
Reserve for Unfunded Commitments	61,029	38,420	1,375	1,496	995	nm

Allowance for Credit Losses (ACL)	649,677	531,872	282,777	266,509	258,371	151.5

Net Charge-Offs - Quarter	24,045	20,061	8,821	19,925	11,779
Net Charge-Offs - YTD	44,106	20,061	57,612	48,791	28,867
Net Charge-Offs / Average Loans - Quarter (1)	0.24%	0.21	0.10	0.22	0.13
Net Charge-Offs / Average Loans - YTD (1)	0.23	0.21	0.16	0.18	0.16
NPLs / Loans	0.37	0.41	0.27	0.32	0.34
NPAs / Loans, ORE and specific other assets	0.44	0.50	0.37	0.42	0.39
ACL/Loans	1.63	1.39	0.76	0.73	0.71
ALL/Loans	1.47	1.29	0.76	0.73	0.71

ACL/NPLs	440.65	340.32	278.23	229.92	208.22
ALL/NPLs	399.25	315.74	276.87	228.63	207.42

Past Due Loans over 90 days and Still Accruing	$8,391	6,398	15,943	15,660	5,851	43.4
As a Percentage of Loans Outstanding	0.02%	0.02	0.04	0.04	0.02

Total Past Due Loans and Still Accruing	$46,390	83,235	123,793	88,219	80,792	(42.6)
As a Percentage of Loans Outstanding	0.12%	0.22	0.33	0.24	0.22

Accruing Troubled Debt Restructurings (TDRs)	$166,461	160,128	133,145	130,019	126,369	31.7

(1) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	June 30, 2020	December 31, 2019	June 30, 2019

Tier 1 Capital	$4,364,077	4,280,604	4,094,672
Total Risk-Based Capital	5,459,271	5,123,381	4,913,043
Common Equity Tier 1 Capital Ratio	8.90%	8.95	9.61
Tier 1 Capital Ratio	10.15	10.23	10.09
Total Risk-Based Capital Ratio	12.70	12.25	12.11
Tier 1 Leverage Ratio	8.38	9.16	8.89
Common Equity as a Percentage of Total Assets (2)	8.34	9.14	9.63
Tangible Common Equity Ratio (3) (5)	7.41	8.08	8.56
Book Value Per Common Share (4)	$30.65	29.93	29.06
Tangible Book Value Per Common Share (3)	26.94	26.17	25.53

(1) Current quarter regulatory capital information is preliminary.
(2) Common equity consists of Total Shareholders' Equity less Preferred Stock.
(3) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4) Book Value Per Common Share consists of Total Shareholders' Equity less Preferred Stock divided by total common shares outstanding.
(5) See "Non-GAAP Financial Measures" of this report for applicable reconciliation.